UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 05, 2016 (Date of earliest event reported)
GSI Technology, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-33387 (Commission File Number)	77-0398779 (IRS Employer Identification Number)

1213 Elko Drive, Sunnyvale, California (Address of principal executive offices)		94089 (Zip Code)
(408) 331-8800 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 5, 2016, GSI Technology, Inc. (the "Company") issued a press release announcing that its Board of Directors had extended its stock repurchase program by authorizing the repurchase, at management's discretion, of shares of GSI Technology's common stock having an aggregate purchase price of up to $10 million. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of GSI Technology, Inc. dated May 05, 2016

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 05, 2016	GSI TECHNOLOGY, INC. By: /s/ Douglas M. Schirle Douglas M. Schirle Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of GSI Technology, Inc. dated May 05, 2016